                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 5, 2003
                                                           -------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                           1-8769                       31-4362899
------------------           -----------------------         ------------------
 (State or other                (Commission File               (IRS Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 5, 2003, R.G. Barry Corporation (the "Company") issued a press release regarding its response to notification from the New York Stock Exchange ("NYSE") that the Company has fallen below NYSE continued listing standards for market capitalization and shareholders' equity. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)       Not applicable.

         (c)      Exhibits.

  Exhibit No.                  Description
  -----------                  -----------

    99                Press Release issued by R.G. Barry Corporation on
                      June 5, 2003


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               R.G. BARRY CORPORATION



Dated: June 5, 2003            By: /s/ Daniel D. Viren
                                  ----------------------------------------------
                                    Daniel D. Viren
                                    Senior Vice President-Finance, Chief
                                    Financial Officer, Secretary and Treasurer

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated June 5, 2003

                             R. G. Barry Corporation

Exhibit No.           Description
-----------           -------------
   99                 Press Release issued by R.G. Barry Corporation on
                      June 5, 2003

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